                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

File by the Registrant  [XX]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement                              [  ]      Confidential, for use of the Commission
[XX]     Definitive Proxy Statement                                         only (as permitted by Rule 14a-6(e)(2))
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 AMERALIA, INC.
                                 ---------------
                (Name of Registrant as Specified In Its Charter)

                Robert C.J. van Mourik, Executive Vice President
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate Box:)

[XX]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
        (1) Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:(1)
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:

[  ]    Fee paid previously with preliminary materials.

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]    Check box if any part of the fee is offset as provided by Exchange
        Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:

                                 AMERALIA, INC.
                            20971 East Smoky Hill Rd.
                              Centennial, CO 80015

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 18, 2002

--------------------------------------------------------------------------------

                                                                    May 15, 2002

TO THE SHAREHOLDERS OF AMERALIA, INC.:

         The Annual Meeting of Shareholders of AmerAlia, Inc., a Utah corporation, ("AmerAlia" or "we") will be held at the DoubleTree Hotel, 9599 Skokie Blvd, Skokie, Chicago, Illinois, on June 18, 2002 at 10:00 a.m. local time, to consider and take action on:

         1. The election of seven directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.
         2. Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

         The discussion of the proposal set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

         Only holders of record of common stock at the close of business on May 9, 2002, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND WE HOPE YOU WILL ATTEND.

         Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

                                       By Order of the Board of Directors:
                                       Bill H. Gunn, President

PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

                                 AMERALIA, INC.
                            20971 EAST SMOKY HILL RD.
                              CENTENNIAL, CO 80015

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 18, 2002

                                                                    May 15, 2002

         This Proxy Statement is being furnished to shareholders of AmerAlia, Inc. ("AmerAlia" or "we") in connection with the solicitation of proxies by and on behalf of AmerAlia's Board of Directors for use at the Annual Meeting of shareholders of AmerAlia (the "Annual Meeting") and at any adjournments or postponements thereof. The Annual Meeting will be held at 10:00 a.m. local time, at the DoubleTree Hotel, 9599 Skokie Blvd, Skokie, Chicago, Illinois, on June 18, 2002. This Proxy Statement will be first mailed to the shareholders on or about May 19, 2002.

                                VOTING SECURITIES

         Holders of record of AmerAlia's common stock (the "Common Stock") at the close of business on May 9, 2002 (the "Record Date") will be entitled to vote on all matters. On the Record Date, we had 13,971,276 shares of Common Stock outstanding and 82 shares of Series E Preferred Stock ,outstanding. The holders of shares of Common Stock are entitled to one vote per share; the holders of the Series E Preferred Stock are not entitled to vote. Our voting securities include only the outstanding Common Stock.

         A majority of the issued and outstanding shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting. As described in more detail below, if there is a quorum present the seven nominees for the Board receiving the greatest number of affirmative votes will be elected as directors (proposal 1).

         Management may, in its discretion, seek an adjournment of the meeting to a specific time and place if a quorum is not present.

         Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the shareholders. Any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof will not be counted as voting on a particular matter.

         A shareholder who gives his proxy pursuant to this solicitation may revoke it at any time before it is voted either by giving notice of the revocation thereof to our Secretary, by filing another proxy with the Secretary or by attending the Annual Meeting and voting in person. All properly executed and unrevoked proxies, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

         We will bear the cost of the solicitation. In addition to solicitation by mail, we will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of AmerAlia's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

       At May 9, 2002, we had one class of outstanding voting securities, our common stock (referred to herein as the "Common Stock"). The following table sets forth information as of May 9, 2002 with respect to the ownership of the Common Stock and Series E Preferred Stock for all directors, individually, all executive officers named in the compensation table, all executive officers and directors as a group, and all beneficial owners of more than five percent of the Common Stock (not including shares held in the name of known depositories, such as CEDE & Co., for the benefit of the underlying beneficial shareholders). The following shareholders have sole voting and investment power with respect to the shares unless indicated otherwise.

-------------------------------------------------------------------------------------------------

Name & Address                                  Amount & Nature          Percent        Percent
     of                                          of Beneficial              of         of Voting
Beneficial Owner                                   Ownership              Class        Securities

-------------------------------------------------------------------------------------------------
Bill H. Gunn                                         474,060(1)            3.3%           0.8%
Robert C.J. van Mourik                               320,384(2)            2.3%           1.0%
John F. Woolard                                      277,500(3)            2.0%           0.2%
James V. Riley                                       275,000(4)            2.0%           1.4%
Geoffrey C. Murphy                                   152,500(5)            1.1%           0.3%
Neil E. Summerson                                    187,500(6)            1.3%           nil
Robert A. Cameron                                    187,500(7)            1.3%           nil
Roger Day                                             80,000(8)            0.6%           nil

OFFICERS & DIRECTORS
AS A GROUP (8 PERSONS)                             1,954,444(9)           12.7%           3.8%

Jacqueline Badger Mars                             7,177,460(10)          51.4%          51.4%
atf the Jacqueline
Badger Mars Trust dated
Feb 5, 1975 as amended
6885 Elm St., McLean, VA 22101
-------------------------------------------------------------------------------------------------

         (1) Mr. Gunn: Includes 87,935 shares of Common Stock owned directly by Mr. Gunn and 96,125 shares of Common Stock owned by Gunn Development Pty. Ltd. (of which Mr. Gunn is a controlling shareholder); options to acquire 140,000 shares of Common Stock at $1.50 per share until June 28, 2006; and options to acquire 150,000 shares of Common Stock at $1.09 per share until April 30, 2005. Mr. Gunn has pledged 107,310 shares to another stockholder as security for a loan. Does not include 70,000 Stock Appreciation Rights issued at $1.50 per share expiring June 28, 2006.

         (2) Mr. van Mourik: Includes 500 shares of Common Stock owned directly by Mr. van Mourik, 90,759 shares of Common Stock owned by Ahciejay Pty. Ltd. as Trustee for The R.C.J. Trust, and 54,125 shares of Common Stock owned by the R.C.J. Superannuation Fund, as to both of which Mr. van Mourik and his family are beneficiaries. Also includes options to acquire 75,000 shares of Common Stock at $1.50 per share expiring on June 28, 2006 and options to acquire 100,000 shares of Common Stock at $1.09 per share expiring April 30, 2005.

         (3) Mr. Woolard: Includes 27,500 shares of Common Stock, options to acquire 100,000 shares of Common stock at $1.09 per share exercisable through March 31, 2003, and options to acquire 150,000 shares of Common Stock at $1.50 per share exercisable through March 31, 2003.

         (4) Mr. Riley: Includes 200,000 shares held by a trust in which Mr. Riley has a beneficial interest and options to acquire 75,000 shares at $0.71 expiring October 24, 2004.

         (5) Mr. Murphy: Includes 40,000 shares of common stock. Also includes options to acquire 75,000 shares at $1.09 per share expiring April 30, 2005 and options to acquire 37,500 shares at $1.45 expiring June 30, 2005.

         (6) Mr. Summerson: Represents options to acquire 75,000 shares of common stock for $1.50 per share expiring June 28, 2006; options to acquire 75,000 shares of Common Stock at $1.09 per share expiring April 30, 2005 and options to acquire 37,500 shares at $1.45 expiring June 30, 2005. The options are held by Glendower Investments Pty. Ltd. as trustee for a trust of which Mr. Summerson and his family are beneficiaries.

         (7) Mr. Cameron: Represents options to acquire 75,000 shares of Common Stock at $1.50 per share expiring on June 28, 2006; options to acquire 75,000 shares of Common Stock at $1.09 per share expiring April 30, 2005 and options to acquire 37,500 shares at $1.45 expiring June 30, 2005. The options are held by Jacinth Pty. Ltd., a company in which Mr. Cameron is a controlling shareholder.

         (8) Mr. Day: Represents options to purchase 80,000 shares of Common Stock at $1.50 per share until December 31, 2003.

         (9) All officers and directors: Includes beneficial ownership of Messrs. Gunn, van Mourik, Woolard, Murphy, Summerson, Cameron, and Day as described in notes 1, 2, 3, 4, 5, 6, 7 and 8, above. Does not include options held by Mr. Day to acquire 20,000 shares of Common Stock at $1.50 per share, which vest through December 31, 2003.

         (10) Mars Trust: Includes 7,177,460 shares of Common Stock. See "Certain Relationships and Related Party Transactions", below.

         This table does not include the possible effect of issuance of up to 140,000 shares of Common Stock pursuant to the exercise of options at $1.50 per share until June 28, 2006 and 50,000 options to acquire shares of Common Stock at $1.09 expiring April 30, 2005, held by persons who are neither officers, directors, nor significant shareholders of AmerAlia.

         The Series E Stock consists of 82 shares issued at $1,000 per share. Under the Statement of Preferences governing the Series E preferred stock, the rights of the preferred stockholders to convert their shares expired October 31, 2000. Holders of 2,904 shares of preferred stock exercised their conversion rights during October. The outstanding 82 shares of preferred stock, held by a single person, have a liquidation preference of $1,000 per share plus accrued dividends and are entitled to a dividend of 10% of the liquidation preference when declared by the Board. The dividends are cumulative if unpaid. The preferred stock does not have voting rights.

         To the best of our knowledge, there are no arrangements, understandings or agreements relative to the disposition of any of our securities, the operation of which would at a subsequent date result in a change in control of AmerAlia.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The following seven persons are nominated as directors of AmerAlia for a term of one year and until the election and qualification of their successors:

         Bill H. Gunn           Robert C.J. van Mourik     John F. Woolard
         Neil E. Summerson      Robert A. Cameron          Geoffrey C. Murphy
                                James V. Riley

         These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by our Board of Directors, unless a shareholder withholds authority to vote for any or all of the nominees. The seven nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve, or will not serve for good cause, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS.

         The following table sets forth the names and ages of all the Directors and Executive Officers of AmerAlia, positions held by each such person, and when such person was first elected or appointed. The directors each serve until their successors are duly elected and qualified; officers are appointed by, and serve at the pleasure of, the Board of Directors.

---------------------------------------------------------------------------------------------------
                                                                                         First
                                                                                         Elected or
         Name & Age                            Position                                  Appointed

---------------------------------------------------------------------------------------------------

         Bill H. Gunn                          Chairman of the Board,                      02/84
           Age 60                              President, & Chief
                                               Executive Officer

         Robert C.J. van Mourik                Director,                                   09/90
           Age 49                              Executive Vice President                    01/89
                                               Chief Financial Officer,
                                               Secretary & Treasurer

         Neil E. Summerson                     Director                                    09/90
           Age 54                              (1,2)

         Robert A. Cameron                     Director                                    09/90
           Age 63                              (2)

         John F. Woolard                       Director,                                   10/98
          Age 62                               Executive Vice President                    06/98

         Geoffrey C. Murphy                    Director                                    06/99
           Age 61                              (1,2)

         James V. Riley                        Director                                    10/01
           Age 65                              (2)

         Roger Day                             President, Natural Soda, Inc.               02/99
           Age 52

---------------------------------------------------------------------------------------------------

         (1)      Members of the Compensation Committee.
         (2)      Members of the Audit Committee

         There are no family relationships among the officers or directors. No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position. None of our directors is a director of a company having securities registered under
Section 12 or subject to Section 15(d) of the Securities Exchange Act of 1934 or a company registered under the Investment Company Act of 1940.

         Directors hold office until the next annual meeting of shareholders and a successor is elected and qualified, or until their resignation. Executive officers are elected at annual meetings of the Board of Directors. Each such officer holds office for one year or until a successor has been duly elected and qualified or until death, resignation or removal.

         A brief summary of the business experience of each person who is currently an officer or director of AmerAlia, and such person's service with us is as follows:

BILL H. GUNN

         Mr. Gunn graduated in Commerce from the University of Queensland in 1963, achieving his Accounting Certificate from the University of Queensland in the same year. Subsequently, he was admitted as a member of the Australian Society of Certified Practising Accountants and has successfully completed and passed the examinations for admittance as a Certified Public Accountant (CPA) in the USA.

         Since March, 1977, Mr. Gunn has been a self-employed investor, CPA, and a director of several Stock Exchange listed public companies, as well as a number of majority owned private corporations. These companies have been active in the field of retailing, hotels, feed mills, mining exploration, automotive components, securities investment, financing, property development and numerous related fields.

         During his business experience, Mr. Gunn has been exposed to a wide variety of corporate investments and has been involved in major business acquisition and development activities. His principal activity is now serving as our Chairman and President.

ROBERT C.J. VAN MOURIK

         Mr. van Mourik graduated in 1974 with a Bachelor of Applied Science (Chemistry) and in 1981 with a Masters Degree in Business Administration. His employment experience includes manufacturing, real estate development and marketing, investment consulting and corporate reconstruction. He has served as our Executive Vice President, Chief Financial Officer, Treasurer and Secretary since 1989 and in September 1990, he was elected a Director. In addition to serving as an executive officer and director of AmerAlia, Mr. Van Mourik manages his own investments.

NEIL E. SUMMERSON

         Until July 1997, Mr. Summerson was the senior partner, and for five years prior was managing partner, in the international accounting firm of Ernst & Young, at its offices in Brisbane, Australia. Prior to 1992, he worked in the Corporate Recovery and Insolvency Division, which is involved in the administration of insolvent companies, as well as providing counsel to small businesses in the area of taxation, audit procedures and management advisory services. Mr. Summerson received his Bachelor of Commerce degree from the University of Queensland in 1968. He is a Fellow of the Institute of Chartered Accountants, an Associate of the Australian Institute of Credit Management, a Registered Public Accountant in Queensland, a registered Company Liquidator in Queensland, an Official Liquidator, and an Officer of the Supreme Court of Queensland. Mr. Summerson serves as one of our Directors and also is a director of several Australian public and private companies.

ROBERT A. CAMERON

         Mr. Cameron graduated with Honors in Metallurgical and Chemical Engineering from the University of Adelaide, Australia in April, 1961. Mr. Cameron has had 16 years experience as Chief Executive Officer and director of a number of Australian public companies. Mr. Cameron has been responsible for developing mining operations involving such industrial minerals as rutile, zircon, ilmenite, bentonite clay, calcium carbonate and silver and gold properties. From 1983 until 1991, Mr. Cameron was Chairman of the Board of Directors of Denison Resources Ltd., an Australian stock exchange listed public company formed for the specific purpose of exploring and developing underground natural soda resources in Queensland, Australia. This led to the investigation of natural soda deposits in the United States and securing the Rock School Lease interest later transferred to AmerAlia. Presently, Mr. Cameron serves as one of our Directors and for more than the past five years Mr. Cameron has been serving as an independent consultant.

JOHN F. WOOLARD

         Mr. Woolard graduated from the University of Wisconsin, Madison, Wisconsin, in June 1961. He received a Bachelor of Science degree with a major in economics. After graduation he was employed by an advertising agency, working in all major departments and finally as an account executive handling $5,000,000 annual advertising budgets. He joined an investment banking firm in 1968. In his 30 years in the investment banking business, Mr. Woolard has supervised all departments in the firm, including retail sales, corporate finance, underwriting, and accounting. Mr. Woolard has been a registered principal with the New York Stock Exchange member firm, Stiffel, Nicolas & Co. for more than the past five years until taking a leave of absence in January 1998. He is also a director and an investor in a number of privately-held companies. Presently, Mr. Woolard serves as our Executive Vice President and a Director.

GEOFFREY C. MURPHY

         Mr. Murphy serves as one of our Directors and (since 2001) is Senior Vice President of Citrico Holdings, Inc., a privately held processor of citrus products. Previously, since 1990, he was a principal of Coloney Von Soosten + Associates Inc., a consulting firm located in Kenilworth, Illinois. Mr Murphy graduated with a Bachelor's degree from Dartmouth College, and a Master's of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College.

JAMES RILEY

         Since 1975, Mr. Riley has served as Founder, President, and Chief Executive Officer for Transportation Media, Inc., which was sold to Clear Channel Communications in February of 1998. The corporation is now known as Clear Channel Airports, which specializes in the operation and sales of out-of-home venues. Mr. Riley is currently Chairman of Clear Channel Airports.

ROGER DAY

         Mr. Day is a graduate from Michigan Technical University with approximately twenty years experience in researching, developing and managing operations similar to AmerAlia's undertakings. Mr.

Day previously held senior technical and management positions with two mining operations in Colorado. As President of Natural Soda, Inc., Mr. Day is responsible for supervising the design, construction and management of the solution mine and processing plant on our lease.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held eight formal meetings during the fiscal year ended June 30, 2001. Each director attended all of the formal meetings either in person or by telephone except Mr. Cameron who did not attend two meetings, and Mr. Summerson who did not attend one meeting. The Board of Directors has since held three meetings through March 31, 2002. In addition, regular communications were maintained throughout the year among all of our officers and directors and the directors acted by unanimous consent three times during fiscal 2001 and once subsequently. We have standing audit and compensation committees. We do not have a standing nomination committee.

         Audit Committee. The audit committee is comprised of Messrs. Summerson, Murphy, Riley and Cameron. Each of the members of the audit committee is independent as that term is defined in Rule 4400(a)(15) of the Nasdaq listing standards. The committee held two formal meetings during the fiscal year ended June 30, 2001 and two meetings subsequently through May 6, 2002. The Board of Directors has adopted a written charter for the audit committee, a copy of which is attached hereto.

The following constitutes the report the Audit Committee has made to the Board of Directors:

                          REPORT OF THE AUDIT COMMITTEE
                  To the Board of Directors of AmerAlia, Inc.

         We hereby report to the Board of Directors of AmerAlia, Inc. that, in connection with the financial statements for the year ended June 30, 2001, and the anticipated preparation of the financial statements for the year ending June 30, 2002, we have

         - reviewed and discussed the audited financial statements with management;
         -        recommended the appointment of independent accountants;
         - reviewing the arrangements and standards for and the scope of the audit by independent accountants;
         -        reviewed the independence of the independent accountants;
         - considered the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions;
         - reviewed and monitoring our policies regarding business ethics and conflicts of interest;
         - reviewed the activities and recommendations of our accounting department;
         - discussed with the independent auditors the matters required to be discussed by SAS 60 (Codification of Statements on Auditing Standards, AU section 380), as may be modified or supplemented; and
         - received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant the accountant's independence.

         Based on those disclosures and discussions, we are not aware of any relationship between the independent auditors and AmerAlia that affects the objectivity or independence of the independent auditors. Based on the discussions and our review discussed above, we recommended to the Board of

Directors that the audited financial statements for fiscal 2001 be included in AmerAlia's 2001 Annual Report to shareholders.

                             Respectfully submitted,
                       The AmerAlia, Inc. Audit Committee
                           Neil E. Summerson, Chairman
                           Geoffrey C. Murphy, Member
                            Robert A. Cameron, Member
                             James V. Riley, Member

         Compensation Committee. A compensation committee comprising the non-executive directors of the Board of Directors was formed early in 1993 and determined the management fees payable to Messrs. Gunn, van Mourik and Woolard, as set out below. The compensation committee now comprises Mr. Summerson, Mr Murphy and Mr. Riley, none has been an officer nor an employee of AmerAlia or any of our subsidiaries during the fiscal year ended June 30, 2001, or subsequently. Neither Mr. Summerson, Mr. Murphy nor Mr. Riley has any other direct or indirect relationship with AmerAlia requiring disclosure by us pursuant to Item 401 of Regulation S-K. Furthermore, no executive officer of AmerAlia served as a member of the compensation committee (or similar committee) of another entity that dealt with compensation paid to any member of our compensation committee, or with which any other interlocking relationship exists.

         The compensation committee held one formal meeting during the fiscal year ended June 30, 2001 and none subsequently through May 6, 2002. The compensation committee has the authority to review and make recommendations to our Board of Directors with respect to the compensation of our executive officers.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(A) DISCLOSURE

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires AmerAlia's directors and officers and persons who own more than 10% of AmerAlia's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers, and greater-than-10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports filed.

         Based solely on its review of the copies of the reports it received from persons required to file, AmerAlia believes that during the period from July 1, 2000 through June 30, 2001, all filing requirements applicable to officers, directors, and greater-than-10% shareholders were met in accordance with the requirements of Section 16(a) except that Mr. R. Day's filing on Form 4 reporting his receipt of 16,000 shares in October 2000 was filed in September 2001. Furthermore, it appears that the Jacqueline Badger Mars Trust was obligated to file a Form 4 reporting a transaction in January 2002 which was not timely filed.

         AmerAlia was obligated to pay common stock dividends to the holders of its Series E Preferred Stock as a class. Some of these holders are subject to the reporting obligations of Section 16(a). It is the position of these reporting persons that the dividends were exempt from the reporting requirements by virtue of Rule 16a-9 and, therefore, reports were not required to be filed to report each issuance of dividends.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information regarding compensation paid to our officers during the three fiscal years ended June 30, 2001. Messrs. Gunn, Woolard, van Mourik, and Day were the only executive officers receiving compensation exceeding $100,000 during fiscal 2001, as shown below. Compensation to Mr. Gunn is paid to Gunn Development Pty. Ltd., of which Mr. Gunn is a controlling shareholder. Compensation to Mr. van Mourik is paid to Ahciejay Pty Ltd, a company in which he has a controlling interest.

         We have no plans for the payment or accrual for payment of any amounts to any executive officer in connection with his resignation, retirement, or other termination, or change of control or change in the executive officer's responsibilities.

         We have adopted for our employees a group medical insurance plan that includes dental coverage. This plan also provides a minimum amount of life insurance. We have not adopted any other benefit plan for our employees. Prior to the adoption of that plan, we reimbursed Messrs. Woolard, Gunn, and Day for certain medical expenses and insurance premiums. We currently have no stock ownership, other profit-sharing or pension plans, but may adopt such plans in the future. We have no retirement plans and, therefore, have not made contributions to any such plan on behalf of the named officers.

                                                   Annual Compensation                   Long Term Compensation
                                         ------------------------------------------   -----------------------------
                                                                                               Awards        Payout     All
                                                                                      --------------------   ------    Other
    Name and                                                                          Restricted   Options   LTIP       Comp-
      Position                 Year       Salary          Bonus          Other           Awards    & SAR's   Payout   ensation
-------------------------      ----      ---------      --------      -------------   ----------   -------   ------   --------
Bill H. Gunn,
President and                  2001      $ 150,000           -0-      $14,000 (a)          -0-       -0-       -0-       -0-
Chief Executive                2000      $ 150,000           -0-      $14,000 (a)          -0-       -0-       -0-       -0-
Officer                        1999      $ 125,000           -0-      $14,000 (a)          -0-       -0-       -0-       -0-
-------------------------      ----      ---------      --------      -------------       ----      ----      ----      ----
John F.
Woolard,                       2001      $ 150,000           -0-      $14,000 (a,b)        -0-       -0-       -0-       -0-
Executive Vice                 2000      $ 150,000           -0-      $14,000 (a,b)        -0-       -0-       -0-       -0-
President                      1999      $ 135,000           -0-      $ 9,333 (a,b)        -0-       -0-       -0-       -0-
-------------------------      ----      ---------      --------      -------------       ----      ----      ----      ----
Robert C.J.
van Mourik,                    2001      $ 133,000           -0-      $14,000 (a)          -0-       -0-       -0-       -0-
Chief Financial                2000      $  55,000           -0-      $14,000 (a)          -0-       -0-       -0-       -0-
Officer & EVP                  1999      $  55,000           -0-      $14,000 (a)          -0-       -0-       -0-       -0-
-------------------------      ----      ---------      --------      -------------       ----      ----      ----      ----
Roger L. Day,                  2001      $ 105,000      $ 20,000          -0-              -0-       -0-       -0-       -0-
Vice President                 2000      $ 105,000           -0-          -0-              -0-       -0-       -0-       -0-
 Operations                    1999      $  66,667           -0-          -0-              -0-       -0-       -0-       -0-
-------------------------      ----      ---------      --------      -------------       ----      ----      ----      ----

      Notes:  (a)   Directors fees
              (b)   These fees have not been paid but have been accrued as
                    liabilities.

OPTIONS/SAR GRANTED DURING YEAR ENDED JUNE 30, 2001

         In May 2000, as part of an arrangement to compensate directors for significant services expended on our behalf over an extended period of time, we granted:

         -        Mr. Gunn options to purchase 150,000 shares of Common Stock;
         -        Mr. van Mourik options to purchase 100,000 shares of Common
                  Stock; and
         - Messrs. Cameron and Summerson options to purchase 75,000 shares of Common Stock each.

         Our shareholders approved these options in June 2001. These options expire April 30, 2005. The exercise price was determined based upon the market price of our shares during August 2000.

         In April 2001, the Board of Directors extended this arrangement to include additional options to other directors including:

         - An option to John F. Woolard (who is also an executive vice president) to purchase 100,000 options at $1.09 per share, exercisable through March 31, 2003.
         - Options expiring April 30, 2005 to purchase 75,000 shares at $1.09 per share to Geoffrey C. Murphy, the director at that time who was not an executive officer. (Samuel Stern, who was also a non-executive director, also received options at the time, but they expired following his resignation.

         These options can be exercised on December 21, 2001. The exercise price was in excess of market price at the time granted, and is equal to the price of the options granted to the other directors. The shareholders approved each of these grants in June 2001. If a director ceases to be a member of the Board of Directors, the options expire three months after the holder is no longer a director.

EQUITY COMPENSATION PLAN INFORMATION

------------------------------------------------------------------------------------------------------------
                                   Equity Compensation Plan Information (a)
------------------------------------------------------------------------------------------------------------
  Plan Category and     Number of Securities    Weighted-average exercise     Number of securities remaining
     Description          to be issued upon        price of outstanding       available for future issuance
                             exercise of          options, warrants, and     under equity compensation plans
                        outstanding options,              rights             (excluding securities reflected
                        warrants, and rights                                          in column (a))
--------------------    --------------------    -------------------------    -------------------------------
Equity compensation
plans approved by
security holders               762,500                    $1.11                         1,000,000
--------------------    --------------------    -------------------------    -------------------------------
Equity compensation
plans not approved
by security holders            595,000                    $1.50                             0
(b)
--------------------    --------------------    -------------------------    -------------------------------
                              70,000(c)                   $1.50                             0
--------------------    --------------------    -------------------------    -------------------------------
Total                         1,427,500                   $1.29                         1,000,000
--------------------    --------------------    -------------------------    -------------------------------

         (a) This does not include options held by management and directors that were not granted as compensation. In each case, the disclosure refers to options or warrants unless otherwise specifically stated.

         (b) The compensatory options and stock appreciation rights described in this portion of the table were granted at various times before the fiscal year ended June 30, 2001. Generally they were granted in connection with the commencement of employment (with vesting requirements) or granted to compensate directors and officers for periods of time served without cash compensation. These options expire, unless exercised, commencing March 31, 2003 through June 28, 2006.

         (c) These represent stock appreciation rights granted in June 1996 and are exercisable at any time after the market for AmerAlia common stock has sustained an average bid price for more than $3.50 per share for a six month period before June 28, 2006 (when the rights expire). At that time, AmerAlia will be indebted to the holder for $1.50 per right, which AmerAlia may satisfy by issuing one share of its common stock for each such right.

         2001 Directors' Incentive Plan: In March 2001, the Board of Directors adopted a plan by which each director (who is not an employee or officer) is granted:

         -        An option to purchase 75,000 shares at a current market price when such person joins the Board of Directors; and
         -        An option to purchase 37,500 shares if such director is a
                  director at July 1 of each year.

         The exercise price for these options is the average market price of our Common Stock during the month of June preceding each grant date, and the options have a three-year term. All options granted under this plan are exercisable six months after the date of grant.

         Under this plan, we granted 37,500 options (which first become exercisable after six months) to acquire shares of Common Stock at $1.45 per share until June 30, 2004 to each of the following the non-executive directors, on July 1, 2001:

         -        Geoffrey C. Murphy;
         -        Neil E. Summerson; and
         -        Robert A. Cameron,

         We granted James Riley an option to purchase 75,000 shares of our common stock at an exercise price of $0.71 per share when he became a director in October, 2001. These options will expire on October 24, 2004 unless exercised.

         In each case, the non-executive directors (Messrs. Murphy, Summerson, Cameron and Riley) will receive 37,500 options if they are re-elected at the next annual meeting.


         2001 Stock Option Plan: In March 2001, the Board of Directors also adopted a stock option plan for its officers, employees, and consultants. The Board of Directors (through its compensation committee) can issue options to acquire up to 1,000,000 shares to officers, employees and consultants to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to our success by offering them an opportunity to participate in our future performance through awards of stock options. In each case, the Board of Directors (through its compensation committee) will determine the price at which options may be issued, the term of the options, and the number of options to be issued. In no case may the exercise price be less than the market value of the underlying shares at the time of grant. Our shareholders approved this plan at the annual meeting of shareholders held in June 2001. At the present time, we have not granted any options under this plan.

         During the fiscal year ended June 30, 1999, AmerAlia granted stock options, as described below, to Roger Day who became an executive officer in April 1999. We have not adopted any other stock option or stock appreciation rights plan.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE.

         No officer exercised stock options during the fiscal year ended June 30, 2001, or subsequently. The following table sets forth information regarding the year-end value of options and Stock Appreciation Rights held by the Chief Executive Officer and the other named officers on June 30, 2001. No other Stock Appreciation Rights have been granted, or are held by, any such person.

                                                                  # of unexercised          Value of
            Name              Shares acquired        Value       options at FY end        in-the-money
                                on exercise        Realized        (exercisable/        options at FY end
                                                                   unexercisable)        (exercisable/
                                                                                         unexercisable)
-------------------------     ---------------      --------      ------------------     -----------------
  Bill H. Gunn                      -0-               -0-             290,000                76,000
-------------------------     ---------------      --------      ------------------     -----------------
  Robert C.J. van Mourik            -0-               -0-             175,000                49,750
-------------------------     ---------------      --------      ------------------     -----------------
  John F. Woolard                   -0-               -0-             250,000                53,500
-------------------------     ---------------      --------      ------------------     -----------------
  Roger L. Day                      -0-               -0-              60,000                3,000
-------------------------     ---------------      --------      ------------------     -----------------

                                                                  # of unexercised          Value of
            Name              Shares acquired        Value        SAR's at FY end         in-the-money
                                on exercise        Realized        (exercisable/        SAR's at FY end
                                                                   unexercisable)        (exercisable/
                                                                                         unexercisable)
-------------------------     ---------------      --------      ------------------     -----------------
  Bill H. Gunn                      -0-               -0-              70,000                3,500
-------------------------     ---------------      --------      ------------------     -----------------

LONG TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

         AmerAlia has no long term incentive compensation plans, defined benefit plans, or actuarial plans. There are no plans to pay bonuses or deferred compensation to employees of AmerAlia. AmerAlia has not adopted any medical, life or other insurance plan for its employees.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

         Not applicable since AmerAlia has not defined benefit or actuarial plans.

COMPENSATION OF DIRECTORS

         STANDARD ARRANGEMENTS. Our directors who are not executive officers are authorized to receive $14,000 cash compensation per year for their services as directors each year. These amounts have been accrued but have not been paid. Currently, the accruals due to the directors are summarized below under Related Party loans to AmerAlia under "Certain Relationships and Related Party Transactions - Transactions with Management and Others":

         In connection with certain consulting services rendered by them, we paid or accrued liabilities to an affiliate of Robert A. Cameron $382 for services rendered during the fiscal year ended June 30, 2001, and $25,972 for the fiscal year ended June 30, 2000. In addition, we paid Coloney Von Soosten + Associates Inc. a retainer of $2,500 per month for financial and administrative services. Hours in excess of 15 per month were paid to Coloney Von Soosten + Associates Inc. at the rate of $200 per hour. This consulting agreement ended in September 2000. Geoffrey C. Murphy was a principal of Coloney Von Soosten + Associates Inc., and had primary responsibility for the services it provided to us Mr. Murphy became a director in June 1999 following the annual meeting of shareholders.

         For the period November 2, 2000 through August 7, 2001, Samuel A. Stern was one of our directors. In March 2001, we issued 8,210 shares to Mr. Stern who provided legal and other services to us in connection with our efforts to finance our Rock School Project. Mr Stern billed us $8,702.60 for these services. We also issued 8,210 shares to Mr. Stern's law partner for services he performed. In addition, the law firm of Hills & Stern has submitted an invoice to us in the amount of $75,032.50 for services rendered through June 26, 2001. We have not paid this invoice and we are seeking a resolution of this matter with Hills & Stern.

         We also reimburse directors for expenses incurred on behalf of AmerAlia on a fully accountable basis. As described above, the Board of Directors has adopted a Directors' Incentive Plan to provide additional incentive to the directors. The shareholders approved this plan in June 2001.

       OTHER ARRANGEMENTS. Except as described herein, no officer or director of AmerAlia has been or is being paid any cash compensation, or is otherwise subject to any deferred compensation plan, bonus plan or any other arrangement and understanding whereby such person would obtain any cash compensation for his services for and on behalf of AmerAlia.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

         AmerAlia has no compensation plan or arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual's employment with AmerAlia. AmerAlia has no plan or arrangement with respect to any such persons which will result from a change in control or a change in the individual's responsibilities following a change in control.

         We currently have no employment contracts. Previously, our only employment contract was with Roger Day, currently President of our subsidiary, Natural Soda, Inc. In April 1999, effective November 1998, we had entered into a five-year employment agreement with Mr. Day. As compensation for services rendered under the employment agreement, Mr. Day received (and continues to receive) a salary of $100,000 per annum, plus bonuses and salary increases as the Board of Directors may determine in its sole discretion. Because of AmerAlia's working capital shortages, we have not always been able to pay Mr. Day his salary timely. We also granted Mr. Day options to acquire 100,000 shares of Common Stock for an exercise price of $1.50 per share, exercisable through December 31, 2003. Options to acquire 20,000 shares vested on Board approval of the employment agreement; the remainder vest annually through November 2002. In addition, AmerAlia advanced $25,000 to Mr. Day as a loan, which amount was to be forgiven over the period of his employment under the contract. In October, 2000 AmerAlia granted Mr. Day a stock bonus of 16,000 shares of Common Stock. In April 2002, we agreed with Mr. Day to terminate his contract and he has since been providing services as President to Natural Soda, Inc. on a month-to-month basis. We have agreed that we shall forgive the balance of his loan account including outstanding interest due as part of his compensation and that he will continue to receive the outstanding options as they vest.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         The following sets out information regarding transactions between officers, directors and significant shareholders of AmerAlia during the most recent two fiscal years and subsequently.

         Corporate Loans - Loans to AmerAlia. During the fiscal years ended June 30, 2000 and 2001, certain related parties advanced loans to us as detailed in the Notes to the Financial Statements. This comprised advances to us, as well as accrued but unpaid compensation and directors fees. The following summarises our liabilities to related parties:

                                                                              June 30,         June 30,
                  Related Party                                                2001              2000
         ----------------------------------------------------------------------------------------------
         Ahciejay Pty. Ltd.  (an affiliate of Robert van Mourik)             $  82,380        $  51,700
         Jacinth Pty. Ltd.  (an affiliate of Robert A. Cameron)                 29,117           28,729
         John F. Woolard                                                        20,071           23,333
         Geoffrey C. Murphy                                                     28,000           14,000
         Neil E. Summerson                                                      19,000           14,000
                                                                             ---------        ---------
             Total:                                                          $ 187,948        $ 131,762
                                                                             ---------        ---------

         In addition, at June 30, 2000 AmerAlia owed John F. Woolard $50,818 for reimbursement of expenses paid on behalf of AmerAlia. This liability was extinguished in July 2000.

         Corporate Loans - Loans from AmerAlia. As detailed in Note 2 to the Financial Statements, we advanced funds to Gunn Development Pty. Ltd., an associate of Mr. Gunn. The following summarizes these advances during the fiscal years ended June 30, 2000 and 2001:

         Balance due from Gunn Development Pty Ltd at June 30, 1999:              $ 43,008
         Advances to Gunn Development during year:                                  28,063
         Repayments received during year:                                           14,000
         Net interest accrued:                                                         Nil
                                                                                  --------
         Balance due from Gunn Development at June 30, 2000:                      $ 57,071
                                                                                  --------
         Advances to Gunn Development during year:                                  11,649
         Repayments received during year:                                           14,000
         Net interest accrued:                                                         Nil
                                                                                  --------
         Balance due from Gunn Development at June 30, 2001:                      $ 54,720
                                                                                  --------

         Compensation Arrangements. We entered into an employment agreement with Roger Day, our former Vice President of Operations, in November 1998, as described above under "Executive Compensation - Employment contracts, Termination of Employment and Change-In-Control Arrangements". The Board of Directors approved this agreement in April 1999. Mr. Day is now President of Natural Soda, Inc., our wholly owned subsidiary.

         For the period November 2, 2000 through August 7, 2001, Samuel A. Stern was one of our directors. In March 2001, we issued 8,210 shares to Mr. Stern who provided legal and other services to us in connection with our efforts to finance our Rock School Project. Mr. Stern billed us $8,702.60 for these services. We also issued 8,210 shares to Mr. Stern's law partner for services he performed. In addition, Mr. Stern's law firm, Hills & Stern, has submitted an invoice to us in the amount of $75,032.50 for services rendered through June 26, 2001. We have not paid this invoice and we are seeking a resolution of this matter with Hills & Stern.

         Our directors and our other officers are compensated as described above under "Executive Compensation - Compensation of Directors."

         Guaranty Agreement - Mars Trust. We entered into an agreement with the Mars Trust on September 13, 1999 for the purpose of establishing a loan with Bank of America, N.A. We subsequently borrowed $4.2 million and additional loans from Bank of America until they were aggregated into one loan of approximately $10,000,000 due March 31, 2002. The Mars Trust facilitated the loan by guaranteeing its repayment in a manner satisfactory to the bank. To compensate the Trust, we agreed to pay a guaranty fee and renegotiated this fee with each increment in the borrowings and extension of term until the total guaranty fee due for the facilities until March 31, 2002 was $1,780,000. We granted the

Trust security over our entire interest in Natural Soda, Inc., a wholly owned subsidiary formed to acquire our entire interest in the Rock School Project and the Rock School Lease, as collateral for the repayment of the entire loan and the Trust's liability under this Guaranty.

         In February 2002 we reached an agreement with the Trust to issue 1,780,000 shares in satisfaction of the guaranty fee with the number of shares issued subject to recalculation based on market prices of our shares through December 2002.

         To date, we have paid the Bank of America, N.A. interest for its existing loan of approximately $10,000,000, and in March 2002, with the consent of the Mars Trust extended the due date of the loan until June 30, 2002. We entered into a new guaranty agreement the Mars Trust by which we agreed to pay the Mars Trust a fee for guaranteeing the bank loans in an amount equal to 1.083% of the amount of the loans received per month while the loans are outstanding. This compensation will be payable in shares of AmerAlia's restricted common stock valued at $1.00 per share, subject to certain readjustments.

         Guaranty Agreement - Messrs. C. O'Kieffe & R. Woolard. We entered into an agreement with a former five percent shareholder, Mr. Charles O'Kieffe and another shareholder, Mr. Robert C. Woolard, on June 6, 2001 for the purpose of establishing a loan with Harris Bank for $500,000 until June 30, 2002. We have issued 74,000 shares of common stock to Messrs. C. O'Kieffe & R. Woolard, with the right to reduce the number of shares issued based on future events.

         In March 2002, we received approximately $600,000 funds from a new loan from the Harris Bank as a result of a loan guaranty made by Mr. O'Kieffe. The funds were used to repay an existing obligation of $100,000 due to Messrs. O'Kieffe and Woolard, and pay fees and interest in advance to extend our loan from the Bank of America through June 30, 2002 (approximately $120,000). As a result, AmerAlia received net proceeds of approximately $380,000. We have used the proceeds to pay certain past-due expenses, and intend to use the remaining portion of the net proceeds for working capital purposes in connection with the negotiation of our debt facility, equity investment, and the construction of a plant on our Rock School lease or the possible acquisition of neighboring sodium bicarbonate production assets.

         We entered into a additional guaranty agreement with Mr. O'Kieffe by which we agreed to pay him a fee for guaranteeing the bank loans in an amount equal to 1.083% of the amount of the loans received per month while the loans are outstanding on the same terms as the guaranty agreement with the Mars Trust. It is our understanding that there is an arrangement between Mr. O'Kieffe and Mr. Robert Woolard (brother of one of our directors, John Woolard) to share the risk of the guaranty as well as the fee.

         No nominee or director of AmerAlia is, or has been, a partner or executive officer of any investment banking firm that has performed services for AmerAlia during the last fiscal year or that AmerAlia proposes to have perform services during the current year. AmerAlia is not aware of any other relationship between its directors and AmerAlia that are similar in nature and scope to those relationships listed in paragraphs (b)(1) through (5) of this
Item 13 except as described above.

         Dividend Payments. During the fiscal year ended June 30, 2001, dividends aggregating $74,650 became payable to the holders of the Series E Preferred Stock. We have since paid these dividends to the holders of the Series E Preferred Stock through the issuance of 74,650 shares of our restricted Common Stock. Provision has been made for undeclared and unpaid dividends on the remaining shares of Series E Preferred Stock of $6,304 as at June 30, 2001.

         Employment Disputes. Marvin Hudson, formerly a vice president, employee and greater-than-10% shareholder of AmerAlia, has made certain claims against AmerAlia and has filed litigation against AmerAlia as described above. AmerAlia has also filed litigation against Mr. Hudson.

                              INDEPENDENT AUDITORS

         The Board of Directors selected the independent accounting firm of HJ & Associates with respect to audit of our consolidated financial statements for the fiscal year ending June 30, 2001, as well as many prior fiscal years. A representative of HJ & Associates is not expected to be present at the Annual Meeting.

         Audit Fees. In connection with professional services rendered for the audit of our annual financial statements for the most recent fiscal year and the reviews of the financial statements included in our quarterly reports filed on Form 10-Q for the most recent fiscal year, and the preparation of taxation returns, we were billed fees in the aggregate amount of $26,906.

         Financial Information Systems Design and Implementation Fees. We do not have an information system or a local area network. Moreover, we do not have a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole, nor did we engage our principal accountant to design, develop or implement any such system.

         All Other Fees. No fees other than those mentioned above were billed for services rendered by our principal accountant for the most recent fiscal year.

         The audit committee has considered the information described in "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above and believes that it is compatible with maintaining the principal accountant's independence.

         Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.

                           PROPOSALS FROM SHAREHOLDERS

         Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to AmerAlia, Inc., Attention:
Corporate Secretary, 20971 East Smoky Hill Rd., Centennial, CO 80015 and we must receive the proposals by December 15, 2002. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After December 15, 2002, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

                          ANNUAL REPORT TO SHAREHOLDERS

         This proxy statement is being accompanied by our annual report to shareholders. The annual report to shareholders does include our audited financial statements.

          ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q

         OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2001, OUR QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED MARCH 31, 2002, AND OTHER REPORTS FILED UNDER THE SECURITIES EXCHANGE ACT OF 1934, ARE AVAILABLE TO ANY SHAREHOLDER AT NO COST UPON REQUEST TO: CORPORATE SECRETARY, 20971 EAST SMOKY HILL RD., CENTENNIAL, COLORADO 80015, OR BY TELEPHONE: (720) 876-2373, OR THROUGH THE INTERNET AT WWW.SEC.GOV.

                                  OTHER MATTERS

         We do not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                                        By Order of the Board of Directors:



                                        AMERALIA, INC.
                                        Bill H. Gunn, President

                                   APPENDIX A
                                 AMERALIA, INC.
                             AUDIT COMMITTEE CHARTER

      Adopted by the Board of Directors effective May 6, 2000, as amended
                    April 16, 2001, and amended May 6, 2002

ORGANIZATION AND QUALIFICATIONS

There shall be a committee of the Board of Directors of AmerAlia, Inc. to be known as the Audit Committee.

         Independence. The Audit Committee shall be composed of a minimum of three directors, each of whom is independent of the management of the Corporation and is free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as a member of the Audit Committee. Each member shall otherwise be considered "independent" as defined in Nasdaq Marketplace Rule 4200(a)(14), as such rule may be amended from time-to-time.(1)

         Financial Literacy. All members of the Audit Committee must be able to read and understand fundamental financial statements (including a balance sheet, income statement, and cash flow statement) and shall have a working familiarity with basic finance and accounting practices.

         At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background (including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities).

         Selection. The members of the committee shall be elected by the Board of Directors at its annual organizational meeting and shall serve thereafter until their successors shall be duly elected. The members of the Audit Committee may designate a Chair by majority of the full committee membership.

-----------

(1) As of April 1, 2002, Nasdaq Marketplace Rule 4200(a)(14) reads as follows: "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

         (A) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

         (B) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

         (E) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

PURPOSE

         The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation.

         In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

         The independent auditors shall be accountable to the Audit Committee and to the Board of Directors as representative of the shareholders.


RESPONSIBILITIES

         In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions; and to ensure to the directors and shareholders the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Audit Committee will:

         - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

         - Receive from the independent auditors on not less than an annual basis a formal written statement delineating all relationships between the auditor and AmerAlia. This statement shall be consistent with Independence Standard Board Standard #1. (i) The Audit Committee shall thereafter engage in a dialogue with the auditor with respect to any disclosed relationships or services that (in the opinion of the Audit Committee) may impact the objectivity and independence of the auditor. (ii) The Audit Committee shall take, or recommend the Board of Directors take, appropriate action to oversee the independence of the outside auditor, including (without limitation) consideration of appointment of a new firm of independent auditors.

         - Meet with the independent auditors and financial management of the corporation at a minimum of once a quarter (i) to review any comments or recommendations of the independent auditors;
                  (ii) to discuss the matters required to be discussed by SAS 60 (Codification of Statements on Auditing Standards, AU section
                  380), as may be modified or supplemented; (iii) to review the adequacy and effectiveness of the accounting and financial controls of the corporation; (iv) to assess the quality of earnings; and (v) to review the annual report to shareholders to ensure the independent auditors are satisfied with the disclosure and content of the financial statements and other financial information presented to the shareholders.

         - Review current financial results and interim financial statements with management and the independent auditor as the Committee deems appropriate

         - Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

         - Review accounting and financial human resources and succession planning within the company.

         - Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

         - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         - In addition to the above-mentioned meetings and as part of the Audit Committee's job to foster open communication, the committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters the committee or each of these groups believe should be discussed privately.

Annual Review and Assessment

         The Audit Committee will review and assess this charter and (to the extent necessary) amend or modify this charter on not less than an annual basis.

                                 AMERALIA, INC.

                           20971 East Smoky Hill Rd.

                              Centennial, CO 80015

PROXY     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Bill H. Gunn and John F. Woolard, or either one of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock or Preferred Stock of AmerAlia, Inc. held of record by the undersigned on May 9, 2002, at the Annual Meeting of Shareholders to be held on June 18, 2002 and at any adjournments or postponements thereof.

1.  ELECTION OF DIRECTORS

    [ ]     FOR all nominees listed            [ ]     WITHHOLD AUTHORITY to
            below (except as marked                    vote for all nominees
            to the contrary below)                     listed below

(INSTRUCTION) To withhold authority to vote for any individual nominee mark the box next to the nominee's name below.

    [ ]     Bill H. Gunn                       [ ]     Robert C.J. van Mourik             [ ]     John F. Woolard
    [ ]     Neil E Summerson                   [ ]     Robert A. Cameron                  [ ]     Geoffrey C. Murphy
                                               [ ]     James V. Riley

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     (over)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES AND WILL ABSTAIN FROM VOTING ON ALL OTHER MATTERS.

    PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                    Date:                                 , 2002
                                         ---------------------------------


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature if held jointly


                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                     CARD PROMPTLY IN THE ENCLOSED ENVELOPE